Exhibit 99.1

Agilent Reports Second-Quarter Fiscal Year 2020 Financial Results
Highlights:

•	Revenue of $1.24 billion represents flat reported growth, down 1.7% on a core(1) basis

•	GAAP net income of $101 million, or 32 cents per share

•	Non-GAAP(2) net income of $223 million, or 71 cents per share

•	Strong operating cash flow of $313 million, up 24% versus prior year
SANTA CLARA, Calif., May 21, 2020 - Agilent Technologies Inc. (NYSE: A) today reported revenue of $1.24 billion for the second quarter ended April 30, 2020, equal to revenue reported for the second quarter of 2019 and down 1.7% on a core(1) basis.
Second-quarter GAAP net income was $101 million, or 32 cents per share. This compares with $182 million, or 57 cents per share, in the second quarter of fiscal year 2019. Non-GAAP(2) net income was $223 million, or 71 cents per share, during the quarter compared with $228 million, or 71 cents per share, during the second quarter a year ago.
“Our business was tracking well into late March when we experienced significant disruption in the U.S. and Europe as customers closed or restricted access to their facilities to slow the spread of COVID-19,” said Mike McMullen, Agilent president and CEO.
“I’m incredibly proud of how the Agilent team has taken quick, decisive action to ensure the safety of our employees, keep our operations up and running efficiently, and support our customers around the world. I believe we are well-positioned to face the challenges brought on by COVID-19 given our focus on growth, a resilient business model, a strong balance sheet, and most important, our outstanding team.”
Financial Highlights
Life Sciences and Applied Markets Group
Second-quarter revenue of $526 million from Agilent’s Life Sciences and Applied Markets Group (LSAG) was down 1% year over year (down 7% on a core(1) basis). LSAG’s operating margin was 18.7%.

Agilent CrossLab Group
Second-quarter revenue of $449 million from the Agilent CrossLab Group (ACG) declined 1% year over year (up 1% on a core(1) basis). ACG’s operating margin was 27.2%.

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Diagnostics and Genomics Group
Second-quarter revenue of $263 million from Agilent’s Diagnostics and Genomics Group (DGG) grew 3% year over year (up 5% on a core(1) basis). DGG’s operating margin was 21.6%.
Conference Call
Agilent’s management will present additional details regarding the company’s second-quarter 2020 financial results on a conference call with investors today at 1:30 p.m. PST. This event will be webcast live in listen-only mode. Listeners may log on at www.investor.agilent.com and select “Q2 2020 Agilent Technologies Inc. Earnings Conference Call” in the “News & Events - Events” section. The webcast will remain available on the company’s website for 90 days. Additional financial information can be found at www.investor.agilent.com by selecting “Financial Summary” in the “Financials” section.
About Agilent Technologies
Agilent Technologies Inc. (NYSE: A) is a global leader in life sciences, diagnostics and applied chemical markets. Now in its 20th year as an independent company delivering insight and innovation toward improving the quality of life, Agilent instruments, software, services, solutions and people provide trusted answers to customers' most challenging questions. The company generated revenue of $5.16 billion in fiscal 2019 and employs 16,300 people worldwide. Information about Agilent is available at www.agilent.com. To receive the latest Agilent news, subscribe to the Agilent Newsroom. Follow Agilent on LinkedIn, Twitter, and Facebook.
Forward-Looking Statements
This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, information regarding Agilent’s growth prospects, business model and financial results and the impact of COVID-19. These forward-looking statements involve risks and uncertainties that could cause Agilent’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of Agilent’s customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; unforeseen changes in the currency markets; customer purchasing decisions and timing, and the risk that Agilent is not able to realize the savings expected from integration and restructuring activities. In addition, other risks that Agilent faces in running its operations include the ability to execute successfully through business cycles; the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross-margin pressures; the risk that its cost-cutting initiatives will impair its ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties and global economic conditions on its operations, its markets and its ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability of its supply chain to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix; the ability of Agilent to successfully integrate recent acquisitions; the ability of Agilent to successfully comply with certain complex regulations; the adverse impacts of and risks posed by the COVID-19 pandemic and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended January 31, 2020. Forward-looking statements are based on the beliefs and assumptions of Agilent’s management and on currently available information. Agilent undertakes no responsibility to publicly update or revise any forward-looking statement.

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(1) Core revenue growth excludes the impact of currency and acquisitions and divestitures within the past 12 months. Core revenue is a non-GAAP measure. A reconciliation between Q2 FY20 GAAP revenue and core revenue is set forth on page 6 of the attached tables along with additional information regarding the use of this non-GAAP measure.
(2) Non-GAAP net income and non-GAAP earnings per share primarily exclude the impacts of non-cash asset impairments, intangibles, amortization, transformational initiatives and acquisition and integration costs. Agilent also excludes any tax benefits or expenses that are not directly related to ongoing operations and which are either isolated or are not expected to occur again with any regularity or predictability including the impact of the 2017 Tax Act. A reconciliation between non-GAAP net income and GAAP net income is set forth on page 4 of the attached tables along with additional information regarding the use of this non-GAAP measure.
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INVESTOR CONTACT:
Ankur Dhingra
+1 408-345-8948
ankur_dhingra@agilent.com

MEDIA CONTACT:
Tom Beermann
+1 408-553-2914
tom.beermann@agilent.com

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AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	April 30		April 30
	2020	2019	2020	2019

Net revenue	$1,238	$1,238	$2,595	$2,522

Costs and expenses:
Cost of products and services	581	569	1,215	1,146
Research and development	197	99	301	201
Selling, general and administrative	358	354	762	709
Total costs and expenses	1,136	1,022	2,278	2,056

Income from operations	102	216	317	466

Interest income	3	10	6	20
Interest expense	(20)	(17)	(40)	(35)
Other income (expense), net	36	9	57	15

Income before taxes	121	218	340	466

Provision for (benefit from) income taxes	20	36	42	(220)

Net income	$101	$182	$298	$686

Net income per share:
Basic	$0.33	$0.57	$0.96	$2.16
Diluted	$0.32	$0.57	$0.95	$2.13

Weighted average shares used in computing net income per share:
Basic	309	317	310	318
Diluted	312	321	313	322

The preliminary income statement is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share amounts)
(Unaudited)
PRELIMINARY

	April 30, 2020	October 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$1,324	$1,382
Accounts receivable, net	886	930
Inventory	750	679
Other current assets	211	198
Total current assets	3,171	3,189

Property, plant and equipment, net	836	850
Goodwill and other intangible assets, net	4,503	4,700
Long-term investments	141	102
Other assets	804	611
Total assets	$9,455	$9,452

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$333	$354
Employee compensation and benefits	280	334
Deferred revenue	399	336
Short-term debt	700	616
Other accrued liabilities	233	440
Total current liabilities	1,945	2,080

Long-term debt	1,788	1,791
Retirement and post-retirement benefits	340	360
Other long-term liabilities	614	473
Total liabilities	4,687	4,704

Total Equity:
Stockholders' equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 308 million shares at April 30, 2020 and 309 million shares at October 31, 2019, issued	3	3
Additional paid-in-capital	5,288	5,277
Retained earnings (accumulated deficit)	15	(18)
Accumulated other comprehensive loss	(538)	(514)
Total stockholders' equity	4,768	4,748
Total liabilities and equity	$9,455	$9,452

The preliminary balance sheet is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)
PRELIMINARY

	Six Months Ended
	April 30,
	2020	2019
Cash flows from operating activities:
Net income	$298	$686
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	155	107
Share-based compensation	44	40
Excess and obsolete inventory related charges	9	7
Asset impairment charges	99	—
Unrealized gain on equity securities	(27)	(1)
Other non-cash expenses, net	3	3
Changes in assets and liabilities:
Accounts receivable, net	25	(17)
Inventory	(85)	(21)
Accounts payable	(10)	(8)
Employee compensation and benefits	(50)	(13)
Other assets and liabilities	(207)	(318)
Net cash provided by operating activities (a)	254	465

Cash flows from investing activities:
Investments in property, plant and equipment	(67)	(78)
Payment to acquire fair value investments	(18)	(18)
Payment in exchange for convertible note	(3)	(2)
Acquisition of businesses and intangible assets, net of cash acquired	—	(248)
Net cash used in investing activities	(88)	(346)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	32	33
Payment of taxes related to net share settlement of equity awards	(33)	(14)
Payment of dividends	(111)	(104)
Proceeds from revolving credit facility	798	—
Repayment of revolving credit facility	(713)	—
Repayment of finance lease	(4)	—
Purchase of non-controlling interest	—	(4)
Treasury stock repurchases	(186)	(125)
Net cash used in financing activities	(217)	(214)

Effect of exchange rate movements	(8)	2

Net increase (decrease) in cash, cash equivalents and restricted cash	(59)	(93)

Cash, cash equivalents and restricted cash at beginning of period	1,388	2,254

Cash, cash equivalents and restricted cash at end of period	$1,329	$2,161

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheet:

Cash and cash equivalents	$1,324	$2,155
Restricted cash, included in other assets	5	6
Total cash, cash equivalents and restricted cash	$1,329	$2,161

(a) Cash payments included in operating activities:
Income tax payments (refunds), net	$286	$104
Interest payments	$39	$36

The preliminary cash flow is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
NON-GAAP NET INCOME AND DILUTED EPS RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)
PRELIMINARY

	Three Months Ended				Six Months Ended
	April 30				April 30
	2020	Diluted EPS	2019	Diluted EPS	2020	Diluted EPS	2019	Diluted EPS
GAAP net income	$101	$0.32	$182	$0.57	$298	$0.95	$686	$2.13
Non-GAAP adjustments:
Asset impairments	99	0.32	—	—	99	0.32	—	—
Intangible amortization	46	0.15	26	0.08	94	0.30	54	0.17
Transformational initiatives	15	0.05	9	0.03	28	0.09	14	0.04
Acquisition and integration costs	11	0.03	10	0.03	24	0.08	20	0.06
NASD site costs	—	—	4	0.01	—	—	6	0.02
Special compliance costs	—	—	1	—	—	—	1	—
Other	(29)	(0.09)	5	0.02	(23)	(0.08)	6	0.02
Tax benefit on intra-entity asset transfer	—	—	—	—	—	—	(299)	(0.93)
Adjustment for taxes (a)	(20)	(0.07)	(9)	(0.03)	(45)	(0.14)	(16)	(0.04)
Non-GAAP net income	$223	$0.71	$228	$0.71	$475	$1.52	$472	$1.47

(a) The adjustment for taxes excludes tax benefits that management believes are not directly related to on-going operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. For the three and six months ended April 30, 2020, management used a non-GAAP effective tax rate of 15.5%. For the three months ended April 30, 2019, management used a non-GAAP effective tax rate of 16.48%. For the six months ended April 30, 2019, management used a non-GAAP effective tax rate of 16.75%.

We provide non-GAAP net income and non-GAAP net income per share amounts in order to provide meaningful supplemental information regarding our operational performance and our prospects for the future. These supplemental measures exclude, among other things, charges related to amortization of intangibles, transformational initiatives, acquisition and integration costs, NASD site costs, special compliance costs and tax benefit on intra-entity asset transfer.

Asset impairments include assets that have been written down to their fair value.

Transformational initiatives include expenses associated with targeted cost reduction activities such as manufacturing transfers including costs to move manufacturing due to new tariffs and tariff remediation actions, small site consolidations, legal entity and other business reorganizations, insourcing or outsourcing of activities. Such costs may include move and relocation costs, one-time termination benefits and other one-time reorganization costs. Included in this category are also expenses associated with company programs to transform our product lifecycle management (PLM) system, human resources and financial systems.

Acquisition and integration costs include all incremental expenses incurred to effect a business combination. Such acquisition costs may include advisory, legal, accounting, valuation, and other professional or consulting fees. Such integration costs may include expenses directly related to integration of business and facility operations, the transfer of assets and intellectual property, information technology systems and infrastructure and other employee-related costs.

NASD site costs include all the costs related to the expansion of our manufacturing of nucleic acid active pharmaceutical ingredients incurred prior to the commencement of commercial manufacturing.

Special compliance costs include costs associated with transforming our processes to implement new regulations such as data privacy regulations, revenue recognition, lease accounting and certain tax reporting requirements.

Other includes certain legal costs and settlements and unrealized gains related to our equity securities in addition to other miscellaneous adjustments.

Tax benefit on intra-entity asset transfer relates to our operations in Singapore along with our application of the new accounting rules for income tax consequences of intra-entity transfer of assets as adopted on November 1, 2018.

Our management uses non-GAAP measures to evaluate the performance of our core businesses, to estimate future core performance and to compensate employees. Since management finds this measure to be useful, we believe that our investors benefit from seeing our results “through the eyes” of management in addition to seeing our GAAP results. This information facilitates our management’s internal comparisons to our historical operating results as well as to the operating results of our competitors.

Our management recognizes that items such as amortization of intangibles can have a material impact on our cash flows and/or our net income. Our GAAP financial statements including our statement of cash flows portray those effects. Although we believe it is useful for investors to see core performance free of special items, investors should understand that the excluded items are actual expenses that may impact the cash available to us for other uses. To gain a complete picture of all effects on the company’s profit and loss from any and all events, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the company, which is only a subset, albeit a critical one, of the company’s performance.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

The preliminary non-GAAP net income and diluted EPS reconciliation is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
SEGMENT INFORMATION
(In millions, except where noted)
(Unaudited)
PRELIMINARY

Life Sciences and Applied Markets Group

	Q2'20	Q2'19
Revenues	$526	$529
Gross Margin, %	58.1%	60.6%
Income from Operations	$98	$107
Operating margin, %	18.7%	20.3%

Diagnostics and Genomics Group

	Q2'20	Q2'19
Revenues	$263	$254
Gross Margin, %	55.1%	54.8%
Income from Operations	$57	$49
Operating margin, %	21.6%	19.3%

Agilent CrossLab Group

	Q2'20	Q2'19
Revenues	$449	$455
Gross Margin, %	52.5%	51.3%
Income from Operations	$122	$115
Operating margin, %	27.2%	25.2%

Income from operations reflect the results of our reportable segments under Agilent's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to asset impairments, amortization of intangibles, transformational initiatives, acquisition and integration costs, NASD site costs, and special compliance costs.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. They should be read in conjunction with the GAAP financial measures. It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

The preliminary segment information is estimated based on our current information.

AGILENT TECHNOLOGIES, INC.
RECONCILIATION OF REVENUE BY SEGMENT EXCLUDING
ACQUISITIONS, DIVESTITURES AND THE IMPACT OF CURRENCY ADJUSTMENTS (CORE)
(In millions)
(Unaudited)
PRELIMINARY

	Year-over-Year

	GAAP
GAAP Revenue by Segment	Q2'20	Q2'19	Year-over-Year % Change

Life Sciences and Applied Markets Group	$526	$529	(1)%
Diagnostics and Genomics Group	263	254	3%
Agilent CrossLab Group	449	455	(1)%
Agilent	$1,238	$1,238	—

	Non-GAAP (excluding Acquisitions and Divestitures)			Year-over-Year at Constant Currency (a)
Non-GAAP Revenue by Segment	Q2'20	Q2'19	Year-over-Year % Change	Year-over-Year % Change	Percentage Point Impact from Currency	Current Quarter Currency Impact (b)

Life Sciences and Applied Markets Group	$485	$529	(8)%	(7)%	-1 ppt	$(7)
Diagnostics and Genomics Group	263	254	3%	5%	-2 ppts	(4)
Agilent CrossLab Group	449	455	(1)%	1%	-2 ppts	(9)
Agilent (Core)	$1,197	$1,238	(3)%	(2)%	-1 ppt	$(20)

.
We compare the year-over-year change in revenue excluding the effect of recent acquisitions and divestitures and foreign currency rate fluctuations to assess the performance of our underlying business.

(a) The constant currency year-over-year growth percentage is calculated by recalculating all periods in the comparison period at the foreign currency exchange rates used for accounting during the last month of the current quarter, and then using those revised values to calculate the year-over-year percentage change.

(b) The dollar impact from the current quarter currency impact is equal to the total year-over-year dollar change less the constant currency year-over-year change.

The preliminary reconciliation of GAAP revenue adjusted for recent acquisitions and divestitures and impact of currency is estimated based on our current information.